UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

Pyxus International, Inc.
(Exact name of Registrant, as specified in its charter)

Virginia	000-25734	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
6001 Hospitality Court, Suite 100
Morrisville, North Carolina 27560-2009
(Address of principal executive offices, including zip code)
(919) 379-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) On August 15, 2024, Pyxus International, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the matters submitted to a vote of shareholders, and outcome of the vote, were as follows:

1.Each of John S. Alphin, Jamie J. Ashton, Patrick J. Bartels, Jr., Robert D. George, Cynthia P. Moehring, J. Pieter Sikkel and Richard J.C. Topping was elected as a director for a one-year term expiring at the 2025 annual meeting of shareholders;

2.The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2025 was ratified;

3.A resolution to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, was adopted; and

4.The Pyxus International, Inc. Amended and Restated 2020 Incentive Plan was approved.

The voting results with respect to these matters are set forth in the tables below:

1.Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John S. Alphin	20,904,200	5,330	1,109,404
Jamie J. Ashton	20,513,876	395,654	1,109,404
Patrick J. Bartels, Jr.	20,513,876	395,654	1,109,404
Robert D. George	20,904,200	5,330	1,109,404
Cynthia P. Moehring	20,904,366	5,164	1,109,404
J. Pieter Sikkel	20,903,023	6,507	1,109,404
Richard J.C. Topping	20,904,200	5,330	1,109,404

2.Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
22,013,445	1,714	3,775

There were no broker non-votes with respect to the ratification of independent auditors.

3.Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,750,346	158,978	206	1,109,404

4.Approval of the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,331,248	577,869	413	1,109,404

As the effectiveness of the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan was not conditioned upon shareholder approval, the Company filed a Form 8-K on March 25, 2024 in connection with the adoption of the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan by the Company’s Board of Directors, which Form 8-K includes a brief description of amendments effected by the adoption of the Pyxus International, Inc. Amended and Restated 2020 Incentive Plan from the Pyxus International, Inc. 2020 Incentive Plan adopted by the Company’s Board of Directors on November 18, 2020 and approved by the Company’s shareholders on August 19, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 15, 2024

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.

William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary